SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 19:-	SUBSEQUENT EVENTS

a.
On Junuary 27, 2020, a formal filing of a claim was submitted by LEM against Eldista.

LEM is claiming a first extension of its current lease until December 31, 2021, or until  September 30, 2022 at the latest. LEM is also claiming a rent reduction of 16.94% (that is a reduction of approximately CHF 40,000 per month) from April 2020 until the end of the extension (the latest term being 30 September 2022) which corresponds to a total amount of CHF 1,189,000. A first conciliation hearing is appointed on April 29, 2020.

b.
On February 11, 2020 the Company by its wholly owned European subsidiary, Optibase Bavaria GmbH & Co. KG, had entered into a definitive agreement with an unrelated third party buyer, to sell its retail portfolio in Germany comprised of twentyseven (27) separate commercial properties, located in Bavaria, Germany, for an aggregate cash consideration of EUR 35,000,000 (approximately $ 38,900). The closing of the transaction is subject, among other things, to customary conditions, including (i) the waiver of a right of first refusal by the main tenant; and (ii) the waiver by the local municipalities of their right of first refusal on each of the properties. The exercise of the right of first refusal in regard to certain properties, will not affect the closing of the transaction with respect to the other properties.

The closing will be conducted in tranches with respect to certain groups of properties and is expected to occur over the course of first and second quarters of 2020.

The property net balanc is approximately $ 29,700 (including PPA in amount of $ 157) and presented in the Company's balance sheet as property held for sale.

c.
In December 2019, a novel strain of coronavirus (COVID-19) was reported in China and has since been reported in other countries. On March 11, 2020 the World Health Organization declared COVID-19 as a global pandemic and recommended containment and mitigation measures worldwide. The current outbreak, including the resulting travel restrictions and quarantines already imposed by several countries, present concerns that may dramatically affect the Company's ability to conduct the Company's business effectively and may affect the Company’s ability to dispose of or liquidate part of its real estate. The Company may suffer decline in rents or an increased incidence of defaults under existing leases and in general declining demand for real estate. If the Company cannot operate the Company's properties so as to meet the Company's financial expectations, the Company's business, financial condition, results of operations, cash flow or the Company's ability to satisfy the Company's debt service obligations may be negatively impacted. At this stage, the Company is unable to assess the scope of the impact on the business and operations and in the event that the economic effect of the outbreak deepens and has a long term effect on the global economy, the Company's business and operations may be adversely effected.